                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                -----------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                 HSBC Bank USA
              (Exact name of trustee as specified in its charter)

              New York                                  16-1057879
              (Jurisdiction of incorporation            (I.R.S. Employer
              or organization if not a U.S.             Identification No.)
              national bank)

              140 Broadway, New York, NY                10005-1180
              (212) 658-1000                            (Zip Code)
              (Address of principal executive offices)

                   Warren L. Tischler, Senior Vice President
                                 HSBC Bank USA
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-5167
           (Name, address and telephone number of agent for service)

                             ELIZABETH ARDEN, INC.*
              (Exact name of obligor as specified in its charter)

              Florida                                   59-0914138
              (State or other jurisdiction              (I.R.S. Employer
              of incorporation or organization)         Identification No.)

              14100 N.W. 60th Avenue
              Miami Lakes, Florida                        33014
              (305) 818-8000                            (Zip Code)
              (Address of principal executive offices)

                 11 3/4% Series B Senior Secured Notes due 2011
          Guarantees of 11 3/4% Series B Senior Secured Notes due 2011

                        (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS




                                      State or Other
                                      Jurisdiction of     I.R.S. Employer
                                      Incorporation or    Identification
Name, Address and Telephone Number    Organization        Number
------------------------------------  ----------------    ---------------

DF Enterprises, Inc.                  Delaware            51-0406399
300 Delaware Avenue, 9th Floor
Wilmington, DE 19801
(302) 552-3200

FD Management, Inc.                   Delaware            51-0406398
300 Delaware Avenue, 9th Floor
Wilmington, DE 19801
(302) 552-3200

FFI International, Inc.               Delaware            54-2021921
14100 NW 60th Avenue
Miami Lakes, FL 33014
(305) 818-8000

FFI GmbH                              Switzerland         N/A
c/o French Fragrances, Inc.;
14100 NW 60th Avenue
Miami Lakes, FL 33014
(305) 818-8000

                                    General
Item 1. General Information..
        ---------------------


         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervisory authority to which it is subject.

         State of New York Banking Department.

         Federal Deposit Insurance Corporation, Washington, D.C.

         Board of Governors of the Federal Reserve System,
         Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2. Affiliations with Obligor.
        --------------------------

         If the obligor is an affiliate of the trustee, describe each such affiliation.

              None

Item 16. List of Exhibits
         ----------------


T1A(i)         (1)  Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)        (1)  Certificate of the State of New York Banking Department
                    dated December 31, 1993 as to the authority of HSBC
                    Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)            Not applicable.

T1A(iv)        (1)  Copy of the existing By-Laws of HSBC Bank USA as
                    adopted on January 20, 1994 as amended on October 23, 1997.

T1A(v)              Not applicable.

T1A(vi)        (2)  Consent of HSBC Bank USA required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2000), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)           Not applicable.

T1A(ix)             Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 16th day of February, 2001.



                                       HSBC BANK USA


                                       By:  /s/ Frank J. Godino
                                          -----------------------------------
                                                Frank J. Godino
                                                Vice President

                                                               Exhibit T1A (vii)

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

Federal Financial Institutions Examination Council  Expires March 31, 2000
--------------------------------------------------------------------------------
                                Please refer to page i,
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.

--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031
Report at the close of business September 30, 2000


This report is required by law; 12 U.S.C. (S)324 (State member banks); 12 U.S.C. (S) 1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).


NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,  Gerald A. Ronning, Executive VP & Controller
    --------------------------------------------------------
    Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports of Condition and Income
 (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

/s/ Gerald A. Ronning
------------------------------------------------------------
Signature of Officer Authorized to Sign Report


          08/09/00
------------------------------------------------------------
Date of Signature

Submission of Reports

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation
     (EDS), by modem or computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


/s/ Youssef Nar
------------------------------------------------------------
Director (Trustee)

/s/ Bernard J. Kennedy
------------------------------------------------------------
Director (Trustee)

/s/ Sal H. Alfieri
------------------------------------------------------------
Director (Trustee)

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.


--------------------------------------------------------------------------------
                            0     0    5    8    9
FDIC Certificate Number      (RCRI 9030)


http://WWW.BANKING.US.HSBC.COM                 HSBC Bank USA
--------------------------------------         ----------------------------------------------------
Primary Internet Web Address of Bank           Legal Title of Bank (TEXT 9010)
(Home Page), if any (TEXT 4087)
(Example:  www.examplebank.com)                Buffalo
                                               -----------------------------------------------------
                                               City (TEXT 9130)

                                               N.Y.                                  14203
                                               -----------------------------------------------------
                                               State Abbrev. (TEXT 9200)       ZIP Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                                   REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
HSBC Bank USA                                                of  Buffalo
--------------------------------------------------------------------------------
  Name of Bank                                                       City

in the state of New York, at the close of business September 30, 2000

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

ASSETS
                                                                                                            Thousands of dollars
                                                                                                          ------------------------
Cash and balances due from depository institutions:
   Non-interest-bearing balances currency and coin                                                               $ 1,986,803
----------------------------------------------------------------------------------------------------------------------------
   Interest-bearing balances                                                                                       6,432,408
----------------------------------------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                                     4,227,953
----------------------------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                                  16,867,689
----------------------------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell                                          2,629,177
----------------------------------------------------------------------------------------------------------------------------
Loans and lease financing receivables:
   Loans and leases net of unearned income                                                       $ 38,813,494
----------------------------------------------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                                          531,808
----------------------------------------------------------------------------------------------------------------------------
   LESS: Allocated transfer risk reserve                                                                    -
----------------------------------------------------------------------------------------------------------------------------
   Loans and lease, net of unearned income, allowance, and reserve                                              $ 38,281,686
----------------------------------------------------------------------------------------------------------------------------
   Trading assets                                                                                                  4,937,459
----------------------------------------------------------------------------------------------------------------------------
   Premises and fixed assets (including capitalized leases)                                                          731,615
----------------------------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                               17,793
----------------------------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries and associated companies                                                2,549,829
----------------------------------------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                                         226,814
----------------------------------------------------------------------------------------------------------------------------
Intangible assets                                                                                                  2,969,884
----------------------------------------------------------------------------------------------------------------------------
Other assets                                                                                                       2,165,839
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                      84,024,949
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:
   In domestic offices                                                                                                34,632,582
--------------------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                                5,234,945
--------------------------------------------------------------------------------------------------------------------------------
   Interest-bearing                                                                                   29,397,637
--------------------------------------------------------------------------------------------------------------------------------
In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                         21,655,922
--------------------------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                                  246,990
--------------------------------------------------------------------------------------------------------------------------------
   Interest-bearing                                                                                   21,408,932
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase                                             1,314,197
--------------------------------------------------------------------------------------------------------------------------------
Demand notes issued to the U.S. Treasury                                                                               4,140,116
--------------------------------------------------------------------------------------------------------------------------------
Trading Liabilities                                                                                                    2,280,559
--------------------------------------------------------------------------------------------------------------------------------
Other borrowed money (including mortgage indebtedness and obligations under capitalized leases):
   With a remaining maturity of one year or less                                                                       4,396,659
--------------------------------------------------------------------------------------------------------------------------------
   With a remaining maturity of more than one year through three years                                                   603,614
--------------------------------------------------------------------------------------------------------------------------------
   With a remaining maturity of more than three years                                                                    568,109
--------------------------------------------------------------------------------------------------------------------------------
Bank's liability on acceptances executed and outstanding                                                                 226,814
--------------------------------------------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                                      1,648,467
--------------------------------------------------------------------------------------------------------------------------------
Other liabilities                                                                                                      2,908,320
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                     74,375,359
--------------------------------------------------------------------------------------------------------------------------------

EQUITY CAPITAL

--------------------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                               -
--------------------------------------------------------------------------------------------------------------------------------
Common Stock                                                                                                             205,000
--------------------------------------------------------------------------------------------------------------------------------
Surplus                                                                                                                9,129,848
--------------------------------------------------------------------------------------------------------------------------------
Undivided profits and capital reserves                                                                                   310,156
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized holding gains (losses) on available-for-sale securities                                                    20,473
--------------------------------------------------------------------------------------------------------------------------------
Accumulated net gain (losses) on cash flow hedges                                                                            -
--------------------------------------------------------------------------------------------------------------------------------
Cumulative foreign currency translation adjustments                                                                      (15,887)
--------------------------------------------------------------------------------------------------------------------------------
Total equity capital                                                                                                   9,649,590
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities and equity capital                                                                                  84,024,949
--------------------------------------------------------------------------------------------------------------------------------